UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: December 26, 2009

MONTHLY OPERATING REPORT

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4b	X
Listing of aged accounts payable	MOR-4c	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Ronald F. Stengel	27 January 2010
Signature of Authorized Individual*	Date

Ronald F. Stengel	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re	The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
	Debtors	Period: December 28, 2009

MONTHLY OPERATING REPORT

Summary of Cases
	Debtor	Case Number

	The Penn Traffic Company, Debtor	09-14078 (PJW)
(1)	Sunrise Properties, Debtor	09-14079 (PJW)
	Pennway Express, Inc., Debtor	09-14080 (PJW)
(1)	Penny Curtis Baking Company, Inc., Debtor	09-14082 (PJW)
(1)	Big M Supermarkets, Inc., Debtor	09-14083 (PJW)
(1)	Commander Foods, Inc., Debtor	09-14084 (PJW)
(1)	P & C Food Markets, Inc. of Vermont, Debtor	09-14085 (PJW)
(1)	P.T. Development, LLC, Debtor	09-14086 (PJW)
	P.T. Fayetteville/Utica, LLC, Debtor	09-14087 (PJW)

(1)	No financial data was maintained for these entities because such entities were not engaged in active operations during the relevant time period of this report.

In re: The Penn Traffic Company, et al
Debtors
11/29 - 12/26 Total Cash Flow
($ in thousands)	W/E	W/E	W/E	W/E	11/29-12/26	Cumulative
	12-5-09	12-12-09	12-19-09	12-26-09	Total	to Date

Cash Receipts:

Sales Receipts	$12,787	$13,348	$13,259	$11,938	$51,332	$72,527
Other Receipts (A/R Coll./Dep.)	1,593	1,080	1,108	2,595	6,376	7,577
Miscellaneous Retail Receipts	4,451	894	1,489	742	7,576	9,806
Store Closure/Sale Proceeds	-	-	-	-	-	-
Total Receipts	18,831	15,322	15,855	15,275	65,283	89,909

Cash Disbursements:

Trade Payments:
Product	11,553	8,892	9,393	9,605	39,443	49,678
Non-Product	814	605	599	966	2,984	2,984
Total Trade Payments	12,367	9,497	9,992	10,571	42,427	52,662

Operating Expenses:
Store Payroll, Taxes & Benefits	2,666	2,545	2,324	2,269	9,804	13,899
Corp. Payroll, Taxes & Benefits	470	472	475	464	1,880	2,882
Severance/WARN and Retention	-	-	-	-	-	-
Union Benefits	-	877	1,193	-	2,070	2,070
401K Plans	-	-	-	-	-	-
Utilities	-	7	88	25	120	120
Rent Cam & RE Taxes	-	1,262	443	-	1,705	1,705
Insurance Premiums & Claims	179	84	135	174	572	921
Capital Expenditures	-	9	-	11	20	20
Sales Tax Payable	-	-	-	126	126	1,140
Store Currency & Coin Orders	332	367	290	313	1,302	4,993
Other (WUnion/Util. Rmb/Bank fees)	1,782	2,075	1,670	1,709	7,237	9,586
Liquidator Expense Reimbursement	-	-	-	-	-	-
Miscellaneous Expense	-	-	-	50	50	50
Total Operating Expenses	5,429	7,698	6,618	5,141	24,886	37,387

Financing Expenses:
Term/Standby LC Interest	162	-	-	-	162	162
Suppl. RE Facility Interest	125	7	-	-	132	132
DIP & Revolver Interest & Fees	-	-	-	-	-	250
Debt Paydown / L/C Collat.	-	-	-	-	-	-
Total Non-Operating Expenses	287	7	-	-	295	545

Net Operating Cash Flow	747	(1,881)	(755)	(437)	(2,325)	(684)

Bankruptcy Expenses:
Deposits/Cash-in-Advance	10	1,100	-	500	1,610	3,318
Professional Fees	-	198	229	-	426	426
UST Fees	-	-	-	-	-	-
Claims Agent	-	-	123	-	123	123
Cure Costs	-	-	-	-	-	-
Funds Transferred to/(from) Escrow	-	-	-	-	-	-
Total Bankruptcy Expenses	10	1,298	351	500	2,159	3,867

Total Disbursements	18,093	18,500	16,961	16,212	69,767	94,460

Net Cash Flows	$737	$(3,178)	$(1,106)	$(937)	$(4,484)	$(4,550)

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtor	Reporting Period: December 26, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Donlin Recano	12/22/2009	4,500.00	Penn Traffic	28274814	12/24/09	-	4,500.00	-	4,500.00

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: December 26, 2009
MOR 2
Consolidated Statement of Operations
(In thousands)
Unaudited

	Penn	Fayetteville/	Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Utica	Express	Curtiss	Properties	Eliminations	Penn Traffic

Revenues	$54,073	$1,812	$263		$6		$56,154

Cost and Operating Expenses
Cost of sales	38,515	1,245	-		-		39,760
Selling and administrative expenses	15,422	444	260		2	-	16,128
Asset impairment charge	-	-	-	-	-	-	-
Goodwill impairment charge	-	-	-	-	-	-	-

Operating Income	136	123	3	-	4	-	266

Interest expense	871	-	-	-	-	-	871
Reorganization expense	1,237	-	-	-	-	-	1,237

(Loss) Income from continuing operations before taxes	(1,972)	123	3	-	4	-	(1,842)
Provision for income taxes	-	-	-	-	-	-	-

(Loss) Income before loss from discontinued operations, net of tax	(1,972)	123	3	-	4	-	(1,842)

(Loss) income from discontinued operations, net of tax	(42)	-	-	-		-	(42)

(Loss) Income before extraordinary item	(2,014)	123	3	-	4	-	(1,884)

Extraordinary item	-	-	-	-	-	-	-

Net (Loss) Income	$(2,014)	$123	$3	$-	$4	$-	$(1,884)

(1)	The following legal entities: Big M Supermarkets, Inc., Commander Foods,Inc.,
P&C Food Markets, Inc of Vermont, and  PT-Development, LLC, are not reported on the above schedule due to the fact that there was no or nominal activity for the reporting period of November 29, 2009 through December 26, 2009 for these entities.

In re: The Penn Traffic Company, et al	Csae No. 09-14078 (PJW)
Debtors	Reporting Period: 'December 26, 2009
MOR 3
Consolidated Balance Sheet
As of 'December 26, 2009
Unaudited
(In Thousands)

	Penn	Fayetteville/		Pennway	Penny	Sunrise	Consolidated
	Traffic	Utica	Big M	Express	Curtiss	Properties	Penn Traffic
ASSETS

Current Assets:
Cash and short-term investments	28,380	31	(2)	-	-	-	28,409
Accounts and notes receivables	22,166	-	-	539	-	-	22,705
Inventories	30,790	1,005	-	-	-	-	31,795
Prepaid expenses and other current assets	13,028	-	-	-	-	-	13,028
Assets Held for Sale	-	-	-	-	-	-	-
	94,364	1,036	(2)	539	-	-	95,937

Noncurrent Assets:
Capital leases	6,520	-	-	-	-	-	6,520
Property, plant and equipment	42,485	4,018	-	120	-	-	46,623
Goodwill	63	-	-	-	-	-	63
Intangible assets	2,405	-	-	-	-	-	2,405
Other assets	2,489	-	-	-	-	-	2,489
	148,326	5,054	(2)	659	-	-	154,037

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Current portion of obligations under capital leases	-	-	-	-	-	-	-
Current maturities under long-term debt	16,315	-	-	-	-	-	16,315
Trade account and drafts payables	3,216	3	(13)	9	-	-	3,215
Other current liabilities	9,797	50	-	18	2	-	9,867
Accrued interest expense	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-
	29,328	53	(13)	27	2	-	29,397

Intercompany payables	(55,070)	-	54,756	(3,361)	4,068	(394)	(1)

Noncurrent Liabilities:
Obligations under capital leases	-	-	-	-	-	-	-
Long-term debt	3,049	-	-	-	-	-	3,049
Deferred income taxes	-	-	-	-	-	-	-
Other noncurrent liabilities	-	-	-	-	-	-	-

Total Liabilities Subject to Compromise	114,311	-	-	-	2,609	-	116,920

Stockholders' Equity:
Preferred stock	(20)	-	-	-	20	-	-
Common Stock	36	-	20	1	30	1	88
Capital in excess of par	128,246	-	-	-	-	-	128,246
Stock warrants	-	-	-	-	-	-	-
Retained Earnings	(71,283)	5,000	(54,764)	3,991	(6,729)	393	(123,392)
Accumulated other comprehensive loss	(270)	-	-	-	-	-	(270)
Treasury stock, 53,000 shares at cost	-	-	-	-	-	-	-
Total Stockholders Equity	56,709	5,000	(54,744)	3,992	(6,679)	394	4,672

	148,327	5,053	(1)	658	-	-	154,037

In re: The Penn Traffic Company, et al		Case No. 09-14078 (PJW)
Debtors	MOR 4	Reporting Period: "December 26, 2009
Status of Post Petition Taxes

	11/28/09						12/26/09
	Ending	G/L at	Amount Withheld	Amount	Date	Check No.	Ending
	Tax Liability	11/28/09	or Accrued	Paid	Paid	or EFT	Tax Liability

Federal
Withholding		(196,267)	(923,194)	919,732	11/30/2009	274973400288995	(199,729)
					12/2/2009	274936000224818
					12/2/2009	274973600666473
					12/7/2009	274974100413448
					12/9/2009	274974300411856
					12/9/2009	274974300073524
					12/14/2009	274974800379751
					12/15/2009	274974900296391
					12/16/2009	274975000123628
					12/16/2009	274975000660161
					12/21/2009	274975500742663
					12/23/2009	274975700868523
					12/23/2009	274975700169939
FICA -Employee		(184,620)	(775,756)	780,632	11/30/2009	274973400288995	(179,744)
					12/2/2009	274936000224818
					12/2/2009	274973600666473
					12/7/2009	274974100413448
					12/9/2009	274974300411856
					12/9/2009	274974300073524
					12/14/2009	274974800379751
					12/15/2009	274974900296391
					12/16/2009	274975000123628
					12/16/2009	274975000660161
					12/21/2009	274975500742663
					12/23/2009	274975700868523
					12/23/2009	274975700169939
FICA -Employer		(397,971)	(754,070)	781,487	11/30/2009	274973400288995	(370,554)
					12/2/2009	274936000224818
					12/2/2009	274973600666473
					12/7/2009	274974100413448
					12/9/2009	274974300411856
					12/9/2009	274974300073524
					12/14/2009	274974800379751
					12/15/2009	274974900296391
					12/16/2009	274975000123628
					12/16/2009	274975000660161
					12/21/2009	274975500742663
					12/23/2009	274975700868523
					12/23/2009	274975700169939
Totals	(589,676)	(778,858)	(2,453,019)	2,481,851			(750,027)

Unemployment	(14,639)	(14,639)	(4,255)				(18,894)
Income
Other
Total Federal Taxes	(604,315)	(793,497)	(2,457,274)	2,481,851			(768,921)

State
Withholding- PA		(37,435)	(78,592)	36,804	12/3/2009	1300026207654	(37,577)
				1,090	12/3/2009	1300026213158
				39,487	12/18/2009	1300026362257
				1,070	12/18/2009	1300026367944
Withholding- VT		(669)	(2,882)	668	12/2/2009	3353659	(686)
				786	12/9/2009	3422898
				723	12/16/2009	3494032
				688	12/23/2009	3564162
Withholding- NY		(69,193)	(310,347)	70,200	12/2/2009	NY09WT001733347	(68,951)
				1,975	12/2/2009	NY09WT001733327
				83,534	12/9/2009	NY09WT001745685
				2,525	12/9/2009	NY09WT001745693
				76,883	12/16/2009	NY09WT001755592
				1,870	12/16/2009	NY09WT001755613
				71,054	12/23/2009	NY09WT001770289
				1,816	12/23/2009	NY09WT001770308
				732	12/23/2009	261465
Total State Withholding	(107,458)	(107,297)	(391,822)	391,904			(107,214)

Local Taxes
Local -EIT		(48,389)	(23,890)				(72,279)
Local -LST		(9,514)	(3,892)	458	12/14/2009	260969	(12,948)
Total Local Taxes	(57,903)	(57,903)	(27,783)	458			(85,228)

Sales
Sales - NY		26,442	(626,220)				(599,778)
Sales - PA		(127,538)	(125,937)	127,538	12/21/2009	1300026414573	(125,937)
Sales - OH		(611)	(134)				(745)
Sales - VT		(7,931)	(7,748)				(15,679)
Total Sales Tax	(109,638)	(109,638)	(760,039)	127,538			(742,140)

Excise	-
Unemployment - NY		(25,643)	(8,016)				(33,659)
Unemployment - PA		(30,230)	(9,459)				(39,689)
Unemployment - VT		(1,595)	(516)				(2,111)
Unemployment - NH		440	(154)				286
Real property		(332,001)	(338,852)	332,001			(338,853)
Tobacco		79,812	866				80,678
Total Excise	(309,318)	(309,217)	(356,131)	332,001			(333,347)

Other
Meals and Room - VT		(1,049)	(988)				(2,037)
Meals and Room - NH		(392)	(377)	392	12/16/2009	934200266	(378)
Mercantile Tax		(15,474)	(1,289)				(16,763)
Total Other	(16,914)	(16,915)	(2,655)	392			(19,178)

Total Taxes	(1,205,547)	(1,394,467)	(3,995,703)	3,334,143			(2,056,027)

In re: The Penn Traffic Company et al	Case No. 09-14978 (PJW)
Debtors	Reporting Period: 'December 26, 2009

MOR 4b
SUMMARY OF UNPAID POSTPETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	3,215,549					3,215,549
Wages Payable	2,655,661					2,655,661
Taxes Payable	2,056,904					2,056,904
Rent/Leases-Building	0	612,416				612,416
Rent/Leases-Equipment	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	1,237,000					1,237,000
Amounts Due to Insiders	0					0
Other Accrued Liabilities	3,306,034					3,306,034
Other:______________________						0
Total Postpetition Debts	12,471,148	612,416				13,083,564

In re	The Penn Traffic Company	Case N09 -14078 (PJW)
	Debtor	Reporting Per December 26, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5a

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$16,620,636
+ Amounts billed during the period (Aged)	$56,020,962
- Amounts collected during the period (Aged)	$53,068,613
- Amounts collected during the period (Not Aged)	$-
+ Amounts billed during the period (Not Aged)	$2,592,915
Total Accounts Receivable at the end of the reporting period	$22,165,900

Accounts Receivable Aging	Amount
0 - 30 days old	$4,621,707
31 - 90 days old	$4,102,753
91 - 180 days old	$156,246
181 - 365 days old	$86,734
365 + days old	$561,401
Subtotal Aged Accounts Receivable	$9,528,841
Accounts Receivable Not Aged	$14,325,988
Total Accounts Receivable	$23,854,829
-Amount considered uncollectible (Bad Debt)	$1,688,929
Accounts Receivable (Net)	$22,165,900

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business
	this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession
	account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation
	below.	X
4	Are workers compensation, general liability and other necessary insurance
	coverages in effect? If no, provide an explanation below.	X
5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
	provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

(1)	Documentation already provided as part of Initial Monthly Operating Report

In re	Pennway Express, Inc.	Case N09 -14080 (PJW)
	Debtor	Reporting Per December 26, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5b

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$636,505
+ Amounts billed during the period	$(60,713)
- Amounts collected during the period	$36,857
Total Accounts Receivable at the end of the reporting period	$538,935

Accounts Receivable Aging	Amount
0 - 30 days old	$222,887
31 - 90 days old	$215,502
91 - 180 days old	$21,437
181 - 365 days old	$76,116
365 + days old	$2,993
Subtotal Aged Accounts Receivable	$538,935
Accounts Receivable Not Aged	$-
Total Accounts Receivable	$538,935
-Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$538,935

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business
	this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession
	account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation
	below.	X
4	Are workers compensation, general liability and other necessary insurance
	coverages in effect? If no, provide an explanation below.	X
5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
	provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

In re	P.T. Fayetteville/Utica, LLC	Case N09 -14087 (PJW)
	Debtor	Reporting Per December 26, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5c

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$401
+ Amounts billed during the period	$93
- Amounts collected during the period	$401
Total Accounts Receivable at the end of the reporting period	$93

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 90 days old
91 - 180 days old
181 - 365 days old
365 + days old
Subtotal Aged Accounts Receivable	$-
Accounts Receivable Not Aged	$93
Total Accounts Receivable	$93
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$93

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company et al
Debtors

Case No. 09-14078 (PJW)
Reporting Period: December 28, 2009

Status of Bank Reconciliations and Unpaid Postpetition Taxes

I, Ronald F. Stengel, certify that:

I am the Chief Restructuring Officer of The Penn Traffic Company and each of its affiliated Dedtors.

All of the Company's bank reconciliations have been balanced for the period ending December 28, 2009. A list of those bank accounts with period ending balances is attached.

All post-petition witholding taxes, property taxes, real estate taxes, sales and use taxes and sales taxes that are due and payable were paid. A list of those taxes paid is attached.

RF Stengel
Ronald F. Stengel
Chief Restructuring Officer

27 Jan 2010
Date

	The Penn Traffic Company
	Bank Account Balances
			Actual
	Bank Name	A/C#	12-26-09
1	First Commonwealth Bank	4983	473
2	Bank of America Business Capital	2194	717,402
3	Bank of America Business Capital	3549	(1,586)
4	Bank of America Business Capital	2204	(353)
5	Bank of America Business Capital	5976	17,745,646
6	Banc of America Securities LLC	4712	-
7	Bank of America Business Capital	6956	(98,973)
8	HSBC Bank USA, National Association	3033	11,117
9	Bank of America Business Capital	2069	(138,299)
10	Bank of America Business Capital	3549	42,753
11	HSBC Bank USA, National Association	9521	232,837
12	Bank of America Business Capital	2069	450,765
13	HSBC Bank USA, National Association	7256	403,688
14	HSBC Bank USA, National Association	4225	98,176
15	HSBC Bank USA, National Association	4439	4,898
16	Bank of America Business Capital	2084	1,454,809
17	Fifth Third Bank	4602	3,143,154
18	Fifth Third Bank	4651	-
19	Lake Region Bank	5136	154,535
20	Lake Region Bank	5224	-
21	Lake Region Bank	5312	-
22	Lake Region Bank	5558	-
23	HSBC Bank USA, National Association	0463	76,256
24	HSBC Bank USA, National Association	0974	2,310,028
25	HSBC Bank USA, National Association	7312	4,971
26	First Citizens Bank	1002	86,987
27	NBT Bank	2424	62,913
28	Peoples State Bank	3200	52,543
29	Ameriserv Financial Bank	5230	1,427,207
30	RBS Citizens, National Association	5043	-
31	First Commonwealth Bank	2264	-
32	Hamlin Bank	0306	-
33	HSBC Bank USA, National Association	6050	-
34	M&T Bank	6855	-
35	Merchants Bank	1875	-
36	National City Bank/PNC Bank	8153	-
37	Northwest Savings Bank	3249	-
38	Northwest Savings Bank	3245	-
39	PNC Bank	8142	-
40	S&T Bank	6912	-
41	Bank of America Business Capital	8023	167,613
42	Bank of America Business Capital	2852	-
43	Bank of America Business Capital	2865	-
44	Bank of America Business Capital	2878	-
45	Bank of America Business Capital	7938	-
46	Bank of America Business Capital	1347
	Total		$28,409,560

The Penn Traffic Co.
Taxes Paid Through 12/26/09

	Tax	Amount	Date
Legal Entity	Paid	Paid	Paid

Taxes Paid through November 28		1,681,547.75

Penn Traffic Co.	NY Thruway Bill	13,433.81	11/30/09
Penn Traffic Co.	NYS Highway Use Tax	9,184.32	11/30/09
Pennway Express Inc.	NYS Highway Use Tax	164.06	11/30/09
Penn Traffic Co.	Fed-SS-MED	573,272.73	11/30/09
PT Fayetteville/Utica, LLC	Fed-SS-MED	12,665.86	12/02/09
Pennway Express Inc.	Fed-SS-MED	4,628.07	12/02/09
Penn Traffic Co.	NY Withholding	70,199.87	12/02/09
PT Fayetteville/Utica, LLC	NY Withholding	1,974.93	12/02/09
Penn Traffic Co.	VT Withholding	668.47	12/02/09
Penn Traffic Co.	PA Withholding	36,803.87	12/03/09
Pennway Express Inc.	PA Withholding	1,089.86	12/03/09
Penn Traffic Co.	Fed-SS-MED	663,004.54	12/07/09
PT Fayetteville/Utica, LLC	Fed-SS-MED	15,585.94	12/09/09
Pennway Express Inc.	Fed-SS-MED	4,788.84	12/09/09
Penn Traffic Co.	NY Withholding	83,534.25	12/09/09
PT Fayetteville/Utica, LLC	NY Withholding	2,524.56	12/09/09
Penn Traffic Co.	VT Withholding	785.70	12/09/09
Penn Traffic Co.	Fed-SS-MED	602,236.66	12/14/09
Penn Traffic Co.	NY Withholding	76,882.84	12/16/09
PT Fayetteville/Utica, LLC	NY Withholding	1,870.30	12/16/09
PT Fayetteville/Utica, LLC	Fed-SS-MED	12,082.49	12/16/09
Pennway Express Inc.	Fed-SS-MED	3,947.98	12/16/09
Penn Traffic Co.	VT Withholding	723.13	12/16/09
Penn Traffic Co.	NH Meals & Rentals	380.00	12/16/09
Penn Traffic Co.	PA Withholding	39,486.59	12/18/09
Pennway Express Inc.	PA Withholding	1,069.60	12/18/09
Penn Traffic Co.	Fed-SS-MED	567,655.44	12/21/09
Penn Traffic Co.	PA Sales Tax	126,263.88	12/21/09
Penn Traffic Co.	NY Tobacco	5,840.08	12/21/09
Penn Traffic Co.	NY Withholding	71,054.26	12/23/09
PT Fayetteville/Utica, LLC	NY Withholding	1,816.24	12/23/09
PT Fayetteville/Utica, LLC	Fed-SS-MED	11,719.07	12/23/09
Pennway Express Inc.	Fed-SS-MED	4,411.46	12/23/09
Penn Traffic Co.	VT Withholding	687.69	12/23/09
Taxes Paid through December 28		3,022,437.39

Total Taxes Paid		4,703,985.14